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                                                                    EXHIBIT 10.5




                            INDEMNIFICATION AGREEMENT


          This INDEMNIFICATION AGREEMENT ("Agreement") is made and entered into as of the _____ day of January, 1998 by and between FACTUAL DATA CORP., INC., a Colorado corporation ("Company"), and _______________ ("Indemnitee").


          WHEREAS, competent and experienced persons are becoming more reluctant to serve as directors and officers of corporations unless they are provided with adequate protection against claims and actions against them for their activities on behalf or at the request of such corporations, generally through insurance and indemnification; and

          WHEREAS, uncertainties in the interpretations of the statutes and regulations, laws and public policies relating to indemnification of corporate directors and officers are such as to make adequate, reliable assessment of the risks to which directors and officers of corporations may be exposed difficult, particularly in light of the proliferation of lawsuits against directors and officers; and

          WHEREAS, the Board of Directors of the Company, based upon the foregoing and its business experience, has concluded that the Company should act to provide its directors and officers with enhanced protection against inordinate risks attendant on their positions in order to assure that the most capable persons otherwise available will be attracted to such positions and, in such connection, such directors have further concluded that it is not only reasonable and prudent, but necessary, for the Company to contractually obligate itself to indemnify to the fullest extent permitted by applicable law its directors and certain of its officers and to assume, to the maximum extent permitted by applicable law, financial responsibility for expenses and liabilities which might be incurred by such individuals in connection with claims lodged against them for their decisions, actions and omissions in such capacities; and

          WHEREAS, the Colorado Business Corporation Act empowers a corporation organized in Colorado to indemnify persons who serve as directors, officers, employees or agents of the corporation or persons who serve at the request of the corporation as directors, officers, employees or agents of another corporation or other entity; and

          WHEREAS, the Articles of Incorporation of the Company provide for indemnification in accordance with and to the fullest extent permitted by the Colorado Business Corporation Act or any other applicable laws as presently or hereinafter in effect; and

          WHEREAS, the Company has (a) reviewed the type of insurance available to insure the directors and officers of the Company and of its affiliates against costs, expenses (including attorneys' fees and disbursements), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding to which they are, or are threatened to be made, a party by reason of their status and/or decisions or actions in such positions, (b) studied the nature and extent of the coverage provided by such insurance and the cost thereof to the Company and (c) concluded, notwithstanding such insurance, that it would be in the best interests of the Company and its shareholders for the



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Company to enter into agreements to indemnify certain of such persons in the form of this Agreement; and

         WHEREAS, the Company desires to have Indemnitee serve or continue to serve as a director and/or officer of the Company, and/or as a director, officer, employee, partner, trustee, agent or fiduciary of such other corporations or other entity (herein individually called a "Company Affiliate" and collectively called "Company Affiliates") of which he has been or is serving, or will serve, at the request of or for the convenience of or to represent the interests of the Company, free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of his being an officer or director of the Company or a director, officer, employee, partner, trustee, agent or fiduciary of a Company Affiliate or by reason of his decisions or actions on their behalf, and

         WHEREAS, Indemnitee is willing to serve, or to continue to serve, or to take on additional service for, the Company and/or the Company Affiliates in such aforesaid capacities on the condition that he be indemnified as provided for herein;

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company, Company Affiliates and Indemnitee do hereby covenant and agree as follows:

         1. Services to the Company. Indemnitee will serve and/or continue to serve as a director, officer, employee and/or agent, as the case may be, of the Company and/or Company Affiliate in good faith so long as he is duly elected and qualified in accordance with the provisions of the Company's Bylaws or other applicable constitutive documents thereof; provided that Indemnitee may, subject to any other contract between Indemnitee and the Company and/or Company Affiliate, at any time and for any reason resign from such position.

         2.       Indemnification.

                  (a) Except as otherwise expressly provided in this Agreement or prohibited by applicable law, the Company, within 30 days (or such longer period, if any, as may be permitted by Section 4(a) hereof) after receipt of a written statement from Indemnitee requesting indemnification and reasonably evidencing the costs, expenses, judgments, penalties, fines and amounts in settlement incurred by him, shall, in accordance with the applicable provisions of this Agreement, fully indemnify Indemnitee if Indemnitee is or was made a party or is threatened to be made a party to any Proceeding (as hereinafter defined) by reason of the fact that he is or was a director, officer, employee or agent of the Company or Company Affiliate, or by reason of anything done or not done by him in any such capacity (all of the foregoing reasons being herein collectively called "Qualifying Reasons"), against costs, expenses (including attorneys' fees and disbursements), judgments, penalties, fines and amounts in settlement incurred by him in connection with such Proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof). If both the foregoing sentence and Section 2(b) hereof would be applicable to the indemnification being sought, the provisions of Section 2(b) shall govern. For purposes of this Agreement, (i) a "Proceeding"

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shall mean any threatened, pending or completed investigation, action, suit, arbitration, alternate dispute resolution mechanism or any other proceeding (including any appeals therefrom), whether civil, criminal, administrative or investigative in nature and whether in a court or arbitration, or before or involving a governmental, administrative or private entity (including, but not limited to, an investigation initiated by the Company, a Company Affiliate, or the Board of Directors or fiduciaries of any thereof) and (ii) references to "fines" shall include, without limitation, any excise taxes assessed on Indemnitee with respect to any employee benefit or welfare plan.

                  (b) Notwithstanding any other provisions of this Agreement (except as set forth in Section 2(c) hereof), and without a requirement for any determination as described in Section 4(a) hereof, to the extent Indemnitee (i) has prepared to serve or has served as a witness in any Proceeding in any way relating to the Company, any Company Affiliate, any affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Company ("Securities Act Affiliate"), any associate (as defined in such Rule 405) of the Company or of any Securities Act Affiliate or Company Affiliate, or anything done or not done by Indemnitee as a director, officer, employee, partner, trustee, agent or fiduciary of the Company or any Company Affiliate or (ii) has been successful on the merits or otherwise (including, without limitation, the dismissal of an action without prejudice) in defense of any Proceeding arising out of a Qualifying Reason, or in the defense of any claim, issue or matter involved therein, whether in the final adjudication, arbitration or alternate dispute resolution mechanism or on appeal, the Company shall fully indemnify him against all costs and expenses (including attorneys' fees and disbursements) incurred by him in connection therewith (including, but not limited to, the preparation or service as a witness or the investigation, defense or appeal in connection with any such Proceeding) within 30 days after receipt by the Company from Indemnitee of a statement requesting such indemnification, reasonably evidencing the expenses and costs so incurred by him and averring that they do not relate to matters of the type described in clauses
(i) or (ii) of Section 2(c) hereof.

                  (c) Notwithstanding anything to the contrary in the foregoing provisions of this Section 2 (and except as provided in the proviso clause of this sentence), Indemnitee shall not be entitled, as a matter of right, to indemnification pursuant to this Section 2: (i) except as provided in
Section 4(e) or 5 hereof, against costs and expenses incurred in connection with any Proceeding commenced by Indemnitee against the Company, any Company Affiliate, any Securities Act Affiliate or any person who is or was a director or officer, in his or her respective capacity as such, of the Company, any Company Affiliate or any Securities Act Affiliate; or (ii) against costs and expenses incurred by Indemnitee in connection with preparing to serve or serving, prior to a Change in Control (as defined in Section 4(d)(i) hereof), as a witness in cooperation with any party or entity, who or which has threatened or commenced any Proceeding against the Company, any Company Affiliate or Securities Act Affiliate, or any director, officer, employee, partner, trustee, agent or fiduciary of any thereof in his or her respective capacity as such; or
(iii) to the extent that Indemnitee has theretofore received payment pursuant to any directors' and officers' liability insurance policy maintained by the Company; provided, however, that indemnification may be provided by the Company in any

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specific case as contemplated by Section 6 hereof notwithstanding the applicability of the foregoing clause (i) or (ii).

                  (d) Notwithstanding any other provision of this Agreement, indemnification shall also be made to the extent that the State Courts of the State of Colorado or the court in which a Proceeding was brought shall determine that Indemnitee is fairly and reasonably entitled to indemnification for such costs and expenses as such court shall deem proper.

                  (e) The rights of the Indemnitee under this Agreement shall not be limited, diminished or reduced by the right of the Indemnitee to seek or receive payments with respect to the matters covered by this Agreement from any person other than the Company or under the insurance policies maintained by the Company. In addition, the Indemnitee shall be under no obligation to seek or accept any settlement offer and the failure to accept a settlement offer shall not be a basis for refusing indemnification or any diminution thereof.

         3. Partial Indemnification. If Indemnitee is only partially successful in the defense of any Proceeding arising out of a Qualifying Reason, or in the defense of any claim, issue or matter involved therein, whether in the initial adjudication, arbitration or alternate dispute resolution mechanism or on appeal, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 2(b) hereof, to the extent Indemnitee has been partially successful.

         4.       Determination of Entitlement to Indemnification Pursuant to
Section 2(a).

                  (a) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 2(a) hereof, a determination, if required by Colorado law, with respect to Indemnitee's entitlement thereto shall be made not later than 30 days after the Company shall have received such request (i) if a Change in Control (as hereinafter defined) shall have occurred, by Independent Counsel (as hereinafter defined) (unless Indemnitee shall make a request which is timely under the circumstances that such determination be made by the Board of Directors or shareholders, in which case pursuant to clause (ii)(A) or (ii)(D) of this Section 4(a) as requested by Indemnitee) in a written opinion to the Board of Directors, a copy of which (including each prior draft thereof) shall be simultaneously delivered to Indemnitee, and (ii) in all other cases (A) by the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (B) if a quorum is not obtainable, by a majority vote of a quorum of a committee of Disinterested Directors, or (C) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be simultaneously delivered to Indemnitee, or (D) by the shareholders of the Company. Indemnitee shall cooperate with the person or entity making such determination of Indemnitee's entitlement to indemnification, including providing to such person or entity upon reasonable advance request any documentation or information reason ably available to Indemnitee and necessary to such determination but not including documents or information which are within the scope of Indemnitee's attorney-client privilege. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so

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cooperating with the person or entity making such determination shall be bome by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification pursuant to Section 2(a) hereof), and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                  (b)      In making a determination of entitlement pursuant to
Section 4(a) or 4(e) hereof, the person or entity making such determination shall presume that Indemnitee is entitled to indemnification pursuant to Section 2(a) hereof and that the Company has the burden of proof in the making of any determination contrary to such presumption. If no determination pursuant to
Section 4(a) hereof is made within 30 days of the Company's receipt of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent (i) a misstatement of a material fact necessary to make the statements in such request not materially misleading with respect to the information necessary for the determination of entitlement to indemnification, (ii) a prohibition of such indemnification under applicable law or the Company's Articles of Incorporation or Bylaws, or (iii) failure of the Indemnitee to cooperate in a timely manner with the person or entity making the determination of entitlement to indemnification.

                  (c) The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of a nolo contendere or its equivalent, shall not, in and of itself, affect the rights of Indemnitee to indemnification or the presumptions to which Indemnitee is otherwise entitled pursuant to the provisions of this Agreement.

                  (d)      For purposes of this Agreement:

                           (i) "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 ("Act"), whether or not the Company is then subject to such reporting requirement; provided however, that, without limitation, such a Change in Control shall be deemed to have occurred (irrespective of the applicability of the initial clause of this definition) if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act, but excluding any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company, or any entity organized, appointed, established or holding securities of the Company with voting power for or pursuant to the terms of any such plan) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors of the Company in office immediately prior to such persons attaining such interest; (B) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the

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                  Board of Directors in office immediately prior to such
                  transaction or event constitute less than a majority of the Board of Directors thereafter; or (C) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's share holders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

                           (ii) "Disinterested Director" with respect to any request by Indemnitee for indemnification hereunder shall mean (x) a director of the Company who neither is nor was a party to the Proceeding in respect of which indemnification is being sought by Indemnitee, and (x) is not an immediate family member of the Indemnitee.

                           (iii) "Independent Counsel" shall mean a law firm or a member of a law firm (A) that neither is nor in the past five years has been retained to represent in any material matter the Company, any Company Affiliate or any Securities Act Affiliate, or Indemnitee or any other party to the Proceeding giving rise to a claim for indemnification hereunder and (B) which, under applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement and (C) that is reasonably acceptable to the Company and Indemnitee. If the parties are unable to agree on the selection of Independent Counsel, such counsel shall be selected by lot from among the Colorado law firms generally reputed to be experienced in corporate law and having more than 12 attorneys and which meet the requirements of Section 4(d)(iii)(A) and (B) hereof. Such selection shall be made in the presence of Indemnitee (or his representative), and the parties shall contact, in the order of their selection by lot, such law firms, requesting each such firm to accept an engagement to make the determination required hereunder until one of such firms accepts such engagement. The fees and expenses of counsel in connection with making any determination contemplated hereunder (irrespective of the determination as to Indemnitee's entitlement to indemnification) shall be paid by the Company and, if requested by such counsel, the Company shall promptly give such counsel an appropriate written agreement with respect to the payment of its fees and expenses and such other matters as may be reasonably requested by such counsel.

                  (e) If pursuant to Section 4(a) hereof a determination is made that Indemnitee shall not be entitled to indemnification hereunder in respect of all or any part of a claim made by Indemnitee therefor, Indemnitee shall nevertheless be entitled, at his option, to seek court-ordered indemnification pursuant to the Colorado Business Corporation Act.


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                  (f)      If the person or entity (including the Board of
Directors, a committee of the Board of Directors, Independent Counsel, shareholders or court) making the determination as to the entitlement of Indemnitee to indemnification hereunder shall determine that Indemnitee is not entitled to indemnification in respect of all claims, issues or matters involved in a Proceeding in respect of which indemnification is sought hereunder but is entitled to indemnification for some of such claims, issues or matters, such person or entity shall equitably allocate such costs, expenses (including attorneys' fees and disbursements), judgments, penalties, fines and amounts in settlement incurred in connection with such Proceeding among the claims, issues or matters involved therein and determine those for which Indemnitee shall be indemnified hereunder.

         5.       Advancement of Costs and Expenses.

                  (a) All costs and expenses (including attorneys' fees, retainers and advances of disbursements required of Indemnitee) incurred by Indemnitee in preparing to serve or serving as a witness in a Proceeding of the type described in clause (i) of Section 2(b) hereof, or in investigating, defending or appealing any Proceeding relating to a Qualifying Reason (and not excluded by clause (i) or (ii) of Section 2(c), or relating to a Proceeding described in or arising pursuant to Section 5 hereof, shall be paid by the Company (in advance of the final disposition of such Proceeding) at the request of Indemnitee within 30 days after the receipt from time to time by the Company from Indemnitee of a statement or statements requesting such advance or advances, affirming the Indemnitee's good faith belief that he has met the standard of conduct required by the Colorado Business Corporation Act, reasonably evidencing the expenses and costs incurred by him in connection therewith and averring that they do not relate to matters described in the aforesaid clause (i) or (ii) of Section 2(c), together with a written undertaking by Indemnitee to repay such amount if it is ultimately determined (in a final adjudication or conclusion of an arbitration pursuant to Section 4(e) hereof, if Indemnitee elects to seek such an adjudication, and otherwise in a determination, if required hereunder, pursuant to Section 4(a) hereof) that Indemnitee is not entitled to be indemnified against such costs and expenses by the Company as provided by this Agreement (or, if Indemnitee has sought advances pursuant to Section 4(e) or 5 hereof, if there is a specific judicial finding that Indemnitee's suit was frivolous).

                  (b) If and to the extent it is finally determined hereunder that Indemnitee is not entitled to indemnification, or is entitled only to partial indemnification, Indemnitee shall reimburse the Company for all costs and expenses advanced or prepaid pursuant to Indemnitee's prior request or requests hereunder, or the proper proportion thereof, as the case may be, within 90 days after receipt of an itemized written statement therefor from the Company, provided that Indemnitee shall have no obligation to reimburse the Company for any of Indemnitee's costs and expenses relating to (i) cooperating with the Company in making its determination, as provided in Section 4(a) hereof, (ii) an adjudication of his entitlement to indemnification hereunder, as provided in Section 4(e) hereof or (iii) a Proceeding described in or arising under Section 5 hereof (unless, in the case of the foregoing clause (ii) or (iii), there is a specific judicial finding that Indemnitee's suit was frivolous).


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                  (c)      Indemnitee shall have the right to employ counsel
during the pendency of any Proceeding which is the subject of this Agreement, but the fees and expenses of such counsel shall be at Indemnitee's expense unless (i) all Indemnitees who are made a party or threatened to be made a party to any Proceeding within the scope of this Agreement agree to use the same legal counsel; (ii) the employment of counsel by Indemnitee has been authorized by the Company; (iii) the Company acknowledges that there is a conflict of interest between the Company and Indemnitee in the conduct of the defense of such Proceeding, in which case, counsel selected by Indemnitee must be reasonably satisfactory to Company; and provided further that if other persons who are potential targets of any Proceeding are being separately represented because of the same or substantially same conflict of interest, Indemnitee shall, upon the Company's demand, use the same counsel as engaged on behalf of the other persons (unless a conflict also exists between Indemnitee and such other persons); (iv) following ten (10) days written notice, the Company shall in fact not have employed counsel to assume the defense of such Proceeding; or (v) counsel selected by the Company moves to withdraw from representing Indemnitee, and the Company does not, within ten (10) days of receiving notice of such motion employ substitute counsel.

         6. Other Rights to Indemnification. The indemnification and advancement of costs and expenses (including attorneys' fees and disbursements) provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of applicable law, the Articles of Incorporation or any Bylaw of the Company or any other agreement or any vote of directors or shareholders or otherwise, whether as to action in his official capacity or in another capacity while occupying any of the positions or having any of the relationships referred to in Section 2 of this Agreement.

         7.       Enforcement.

                  (a) The Company unconditionally and irrevocably agrees that its execution of this Agreement shall also constitute a stipulation by which it shall be irrevocably bound in any court or arbitration in which a Proceeding by Indemnitee for enforcement of his rights shall have been commenced, continued or appealed that its obligations set forth in this Agreement are unique and special, and that failure of the Company to comply with the provisions of this Agreement will cause irreparable and irremediable injury to Indemnitee, for which a remedy at law will be inadequate. As a result, in addition to any other right or remedy he may have at law or in equity with respect to a violation of this Agreement, Indemnitee shall be entitled to injunctive or mandatory relief directing specific performance by the Company of its obligations under this Agreement. The Company further irrevocably stipulates and agrees that (i) it shall not, except in good faith, raise any objections not specifically relating to the merits of Indemnitee's claim, (ii) if a determination was made or deemed to have been made pursuant to the provisions of
Section 4 hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and shall be precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable, (iii) the Company shall be bound, in any such Proceeding, by all provisions of this Agreement (including, but not limited to, Sections 4(b) and 4(c) hereof)

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and (iv) the Company shall not assert any rights of set-off against Indemnitee except for money borrowed by Indemnitee from the Company.

                  (b) If Indemnitee is subject to or intervenes in any legal action in which the validity or enforceability of this Agreement is at issue or institutes any legal action, for specific performance or otherwise, to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall, within 30 days after written request to the Company therefor (and submission of reasonable evidence of the amount thereof), and unless there is a specific judicial finding that Indemnitee's suit was frivolous, be indemnified by the Company against all costs and expenses (including attorneys' fees and disbursements) incurred by him in connection therewith.

         8.       Duration of Agreement.

                  (a) This Agreement shall continue until and terminate upon the later of (i) the tenth anniversary after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in
Section 2(a) of this Agreement or (ii) (A) the final termination or resolution of all Proceedings with respect to Indemnitee commenced during such 10 year period and (B) either (x) receipt by Indemnitee of the indemnification to which he is entitled hereunder with respect thereto or (y) a final adjudication or binding arbitration that Indemnitee is not entitled to any further indemnification with respect thereto, as the case may be.

                  (b) This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, devisees, executors, administrators or other legal representatives.

         9. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable under any particular circumstances or for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all other portions of any Section, paragraph or clause of this Agreement that contains any provision that has been found to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable), or the validity, legality or enforceability under any other circumstances shall not in any way be affected or impaired thereby and (b) to the fullest extent possible consistent with applicable law, the provisions of this Agreement (including, without limitation, all other portions of any Section, paragraph or clause of this Agreement that contains any such provision that has been found to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be deemed revised, and shall be construed so as to give effect to the intent manifested by this Agreement (including the provision held invalid, illegal or unenforceable).

         10. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

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         11.      Headings.  The headings of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         12. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         13. Notification and Defense of Claim. Indemnitee agrees to promptly notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, whether civil, criminal or investigative; provided, however, that the failure of Indemnitee to give such notice to the Company shall not adversely affect Indemnitee's rights under this Agreement except to the extent the Company shall have been materially prejudiced as a direct result of such failure. Nothing in this Agreement shall constitute a waiver of the Company's right to seek participation at its own expense in any Proceeding which may give rise to indemnification hereunder.

         14. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (ii) mailed by certified or registered mail with postage prepaid, on the fourth business day after the date on which it is so mailed, or (iii) sent by facsimile transmission with the effective transmission confirmed by receipt, in all cases:

                  (a) if to Indemnitee, at the address indicated on the signature page hereof, and

                  (b)      if to the Company:

                           Factual Data Corp.
                           3665 JFK Parkway
                           Building 1, Suite 201
                           Fort Collins, Colorado  80525

                           Facsimile No.:  (970) 229-0612

or to such other address as may have been furnished to either party by the other party.

         15. Governing law. The parties hereto agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Colorado.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                  FACTUAL DATA CORP.


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                                  INDEMNITEE


                                                  By:
                                                     ---------------------------
                                                  Print Name:
                                                              ------------------
                                                  Address:

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------


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